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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 5, 1998

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-21681                 47-0801192
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                     Identification Number)


                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (402) 474-4800


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Item 4.  Changes in Registrant's Certifying Accountant.

               On May 5, 1998, Transcrypt International, Inc. (the "Company") retained KPMG Peat Marwick LLP ("KPMG") as its principal accountants, replacing Coopers & Lybrand L.L.P. ("Coopers") which, on April 24, 1998, resigned as the principal accountants of the Company and withdrew their auditors' reports as of and for the years ended December 31, 1995 and 1996. KPMG has been retained to audit the Company's financial statements for the fiscal years ended December 31, 1997 and 1998, and to reaudit the Company's financial statements for the fiscal years ended December 31, 1995 and 1996.

               On May 4, 1998, the Company filed a Current Report on Form 8-K (the "Initial 8-K") disclosing under this Item the resignation of Coopers, among other things. The full text of the Initial 8-K is filed as Exhibit 99.1 hereto and is incorporated by reference herein. On May 6, 1998, the Company issued a news release disclosing the engagement of KPMG, the full text of which is filed as Exhibit 99.2 hereto and is incorporated by reference herein. The Company's Board of Directors and its Audit Committee unanimously recommended and approved the engagement of KPMG.

               During March and April 1998, the Company had a number of disagreements with Coopers that were reportable under Rule 304(a)(1)(iv). Each such disagreement is described in the Initial 8-K, and reference is made to the text of such filing. Prior to engaging KPMG as the Company's principal accountants, the Company retained KPMG to perform a review under SAS No. 50 of the accounting principles applied by the Company to certain transactions that were the subject of a disagreement with Coopers. KPMG completed its preliminary review on April 28, 1998 and presented its preliminary conclusions orally to the Company's Audit Committee on such date, which conclusions generally concurred with the views previously expressed by Coopers.

               During the Company's two most recent fiscal years ended December 31, 1997 and during the interim period subsequent thereto until its consultations with KPMG described above, the Company had not consulted with KPMG with respect to the application of accounting principles to any specified transactions or the specific type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was given to the Company other than a general discussion of proposed services and anticipated fees, nor did the Company consult with KPMG during such period with respect to the subject of any disagreement under Rule 304(a)(1)(iv) or reportable event under Rule 304(a)(1)(v).


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements.

               None required.

        (b)    Pro Forma Financial Information.

               None required.

        (c)    Exhibits.

               The following are furnished as exhibits to this report:

        99.1 Current Report on Form 8-K of the Registrant filed with the Commission on May 4, 1998 (incorporated by reference herein in the entirety).

        99.2   News Release issued on May 6, 1998 by the Registrant.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  TRANSCRYPT INTERNATIONAL, INC.


Date:   May 12, 1998              By:       /s/ Jeffery L. Fuller
                                       ----------------------------------------
                                         Jeffery L. Fuller
                                         Chief Executive Officer
                                         (Principal executive officer and duly
                                         authorized signatory)


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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
99.1                  Current Report on Form 8-K of the Registrant filed with
                      the Commission on May 4, 1998 (incorporated by reference
                      herein in the entirety).

99.2                  News Release issued on May 6, 1998 by the Registrant.